UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C. 20549
                                       ------------------------------------


                                                     FORM 8-K


                                                  CURRENT REPORT

                                        PURSUANT TO SECTION 13 OR 15(D) OF
                                        THE SECURITIES EXCHANGE ACT OF 1934

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
                Date of Report: July 29, 2003                                                   Commission File No. 2-64559
      (Date of Earliest Event Reported: July 29, 2003)

                                         NATIONWIDE LIFE INSURANCE COMPANY
                               (Exact name of registrant as specified in its charter)

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
                              OHIO                                                       31-4156830
 (State or other jurisdiction of incorporation or organization)             (I.R.S. Employer Identification No.)

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
                                                        ONE NATIONWIDE PLAZA
                                                        COLUMBUS, OHIO 43215
                                                           (614) 249-7111
                                        (Address, including zip code, and telephone number,
                                  including area code, of Registrant's principal executive offices)
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ITEM 5.       OTHER EVENTS.

              The Exhibit below sets forth certain financial information of Nationwide Life Insurance Company as of the dates and for the periods indicated therein. The information as of June 30, 2003 and for the three and six months ended June 30, 2003 and 2002 is unaudited.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c) Exhibits.

               Exhibit 99.1 Condensed Consolidated Financial Information of Nationwide Life Insurance Company.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NATIONWIDE LIFE INSURANCE COMPANY
                                                          (Registrant)


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
Date: July 29, 2003                          /s/Mark R. Thresher
                                             ---------------------------------------------------------------
                                             Mark R. Thresher
                                             Senior Vice President - Chief Financial Officer
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                                                                    EXHIBIT 99.1
                      NATIONWIDE LIFE INSURANCE COMPANY
                   CONDENSED CONSOLIDATED BALANCE SHEETS

                                                       AS OF        AS OF
                                                       JUNE 30,   DECEMBER 31,
(IN U.S.$ MILLIONS)                                    2003         2002
                                                     (UNAUDITED)
       ASSETS

       Investments...............................    $ 38,398.9  $ 34,270.1
       Deferred policy acquisition costs.........       2,981.4     2,971.1
       Other assets..............................       2,250.2     1,573.2
       Assets held in separate accounts..........      51,197.2    47,208.2
                                                  --   ----------  --------
                                                     $ 94,827.7  $ 86,022.6
                                                     ==========  ==========

       LIABILITIES AND SHAREHOLDER'S EQUITY

       Future policy benefits and claims.........    $ 34,683.4  $ 31,679.8
       Long-term debt with related party.........         600.0       600.0
       Other liabilities.........................       4,241.8     2,985.8
       Liabilities related to separate accounts..      51,197.2    47,208.2
                                                  --   ----------  --------
                                                       90,722.4    82,473.8
       Shareholder's equity......................       4,105.3     3,548.8
                                                  ----  ----------- -------
                                                     $ 94,827.7  $ 86,022.6
                                                     ==========  ==========



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                          NATIONWIDE LIFE INSURANCE COMPANY
                     CONDENSED CONSOLIDATED STATEMENTS OF INCOME

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                                                                Three months Ended         Six months Ended
                                                                     June 30,                  June 30,
                                                            -----------------------------------------------------
(in U.S.$ millions)                                             2003         2002         2003         2002
                                                             (Unaudited)  (Unaudited)  (Unaudited)  (Unaudited)
Revenues
     Policy charges.........................................     $ 228.9      $ 254.8    $   451.8   $    511.3
     Life insurance premiums................................        70.5         64.0        145.8        124.7
     Net investment income..................................       496.1        447.0        984.0        886.2
     Net realized losses on investments, hedging
        instruments and hedged items                               (26.1)       (41.4)       (73.4)       (45.5)
     Other....                                                       3.0          0.4          5.5          4.0
                                                                   -----        -----      -------      -------
                                                                   772.4        724.8      1,513.7      1,480.7
                                                                   -----        -----      -------      -------


Benefits and Expenses
     Interest credited to policyholder account values.......       328.4        301.9        651.1        595.8
     Other benefits and claims..............................        88.2         78.1        187.1        150.6
     Policyholder dividends on participating policies.......         9.6         10.2         20.5         21.9
     Amortization of deferred policy acquisition costs......        94.2         84.3        173.5        167.8
     Interest expense on debt, primarily with related party.        11.8          6.0         23.6         11.7
     Other operating expenses...............................       133.4        128.0        268.1        265.1
                                                                   -----        -----      -------      -------
                                                                   665.6        608.5      1,323.9      1,212.9
                                                                   -----        -----      -------      -------

     Income from continuing operations before federal
        income tax expense..................................       106.8        116.3        189.8        267.8
     Federal income tax expense.............................        25.2         27.8         42.2         68.0
     Income from continuing operations......................        81.6         88.5        147.6        199.8
     Income from discontinued operations, net of tax                 -            0.4          -            0.7

                                                                   -----        -----      -------      -------
          Net income........................................    $   81.6     $   88.9    $   147.6    $   200.5
                                                                   -----        -----      -------      -------

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